                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                TEMPLETON EMERGING MARKETS INCOME FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

[LOGO OF FRANKLIN TEMPLETON]

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.
            700 Central Avenue, St. Petersburg, Florida 33701-3628

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 20, 1996

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Templeton Emerging Markets Income Fund, Inc. (the "Fund"), will be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Tuesday, February 20, 1996 at 10:00 A.M. (Eastern Standard Time) for the following purposes:

  I. To elect five Directors of the Fund to hold office for the terms specified and until their successors are elected and qualified.

  II. To ratify or reject the selection of McGladrey & Pullen, LLP as independent public accountants of the Fund for the fiscal year ending August 31, 1996.

  III. To transact such other business as may properly come before the Annual Meeting.

  Every Shareholder of record as of the close of business on January 4, 1996 will be entitled to vote.
                                       By Order of the Board of Directors,

                                       Thomas M. Mistele, Secretary

January 9, 1996


  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL HAVE RECEIVED PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE THAT YOU RECEIVE REGARDLESS OF
                         THE NUMBER OF SHARES YOU OWN.

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.
            700 Central Avenue, St. Petersburg, Florida 33701-3628

                               ----------------

                                PROXY STATEMENT

                    SOLICITATION AND REVOCATION OF PROXIES

  This Proxy Statement and Notice of Annual Meeting with accompanying form of proxy are being mailed to Shareholders of Templeton Emerging Markets Income Fund, Inc. (the "Fund") on or about January 9, 1995. THEY ARE BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE DIRECTORS OF THE FUND FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 20, 1996, OR ANY ADJOURNMENT THEREOF. The report for the fiscal year ended August 31, 1995, including audited financial statements, will be provided without charge upon request. Such requests should be addressed to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, FL 33733-8030, or telephone 1-800/DIAL BEN.

  Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the nominees for Director and in favor of the proposals set forth in the attached Notice of Annual Meeting. A proxy may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a Shareholder may revoke the proxy by an instrument in writing executed by the Shareholder or his attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the office of the Fund at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of such meeting on the day of the Annual Meeting, or adjournment thereof.

  The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, officers and regular employees and agents of the Fund without compensation therefor. The Fund will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute the proxies.

  As of December 15, 1995, there were 47,605,757 Shares of the Fund outstanding. Each Share of record as of the close of business on January 4, 1996 will be entitled to one vote on all matters presented at the Annual Meeting.

  From time to time, the number of Shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. To the Fund's knowledge, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding Shares.

  As of December 15, 1995, the Fund had net assets of $564,582,292.

  Shareholder proposals to be presented at the annual meeting in February, 1997 must be received at the Fund's office, 700 Central Avenue, St. Petersburg, Florida 33701-3628, no later than September 1, 1996.

                              GENERAL INFORMATION

  The Investment Manager of the Fund is Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc. ("TICI" or the "Investment Manager"), a Florida corporation with offices at Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394-3091. Pursuant to an Investment Management Agreement dated October 30, 1992, and amended and restated as of April 1, 1993 and December 6, 1994, the Investment Manager manages the investment and reinvestment of Fund resources. The Investment Manager is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20.1% and 16%, respectively, of Franklin's outstanding shares. Franklin is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.

  Templeton Global Investors, Inc. ("TGII" or the "Business Manager"), Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394-3091, an indirect wholly-owned subsidiary of Franklin, performs certain administrative functions for the Fund pursuant to a Business Management Agreement.

  The Fund's Shares are listed on the New York Stock Exchange (Symbol TEI).

                           I. ELECTION OF DIRECTORS

  The Board of Directors of the Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Harris J. Ashton, S. Joseph Fortunato, and Nicholas F. Brady have been nominated for three-year terms to expire at the 1999 Annual Meeting of Shareholders; John Wm. Galbraith has been nominated for a one-year term to expire at the 1997 Annual Meeting of Shareholders; and Charles B. Johnson has been nominated for a two-year term to expire at the 1998 Annual Meeting of Shareholders; such terms to continue until their successors have been duly elected and qualified.

  The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) in favor of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. In addition, all nominees and Directors are also directors or trustees of other investment companies in the Franklin Templeton Group.

  All of the nominees listed below are available and have consented to serve if elected. If any of the nominees should not be available, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

  The following table provides information concerning each continuing Director of the Fund and each nominee for election as a Director:

                                                                   SHARES OWNED
                            PRINCIPAL OCCUPATION                BENEFICIALLY AND %
    NAME, ADDRESS AND      DURING PAST FIVE YEARS    DIRECTOR  OF TOTAL OUTSTANDING
  OFFICES WITH THE FUND            AND AGE            SINCE   AS OF DECEMBER 15, 1995
  ---------------------    ----------------------    -------- -----------------------
 NOMINEES TO SERVE UNTIL
 1999 ANNUAL MEETING
 OF SHAREHOLDERS:

 HARRIS J. ASHTON         Chairman of the board,       1993              500(**)
 Metro Center,             president and chief
 1 Station Place           executive officer of
 Stamford, Connecticut     General Host
  DIRECTOR                 Corporation (nursery
                           and craft centers);
                           director of RBC
                           Holdings (U.S.A.) Inc.
                           (bank holding company)
                           and Bar-S Foods.
                           Age 63.

S. JOSEPH FORTUNATO      Member of the law firm       1993              100(**)
200 Campus Drive           of Pitney, Hardin, Kipp
Florham Park,              & Szuch; director of
New Jersey                 General Host
 DIRECTOR                  Corporation (nursery
                           and craft centers).
                           Age 63.

 NICHOLAS F. BRADY*       Chairman, Templeton          1993              -0-
 102 East Dover Street     Emerging Markets
 Easton, Maryland          Investment Trust PLC;
  DIRECTOR                 chairman, Templeton
                           Latin American
                           Investment Trust PLC;
                           chairman of Darby
                           Overseas Investments,
                           Ltd. (an investment
                           firm), (1994-present);
                           director of the Amerada
                           Hess Corporation,
                           Capital Cities/ABC,
                           Inc., Christiana
                           Companies and the H.J.
                           Heinz Company;
                           Secretary of the United
                           States Department of
                           the Treasury (1988-
                           January 1993); chairman
                           of the board of Dillon,
                           Read & Co. Inc.
                           (investment banking)
                           prior thereto.
                           Age 65.

DIRECTORS SERVING UNTIL
1998 ANNUAL MEETING
OF SHAREHOLDERS:

F. BRUCE CLARKE          Retired; former credit       1993              117(**)
19 Vista View Boulevard    adviser, Bank of
Thornhill, Ontario         Canada, Toronto. Age 85
 DIRECTOR

ANDREW H. HINES, JR.     Consultant, Triangle         1993            1,000(**)
150 2nd Avenue N.          Consulting Group;
St. Petersburg, Florida    chairman of the board
 DIRECTOR                  and chief executive
                           officer of Florida
                           Progress Corporation
                           (1982-February, 1990)
                           and director of various
                           of its subsidiaries;
                           chairman and director
                           of Precise Power
                           Corporation; Executive-
                           In-Residence of Eckerd
                           College (1991-present);
                           and director of
                           Checkers Drive-In
                           Restaurants, Inc. Age
                           72.

                               PRINCIPAL                    SHARES OWNED
                              OCCUPATION                 BENEFICIALLY AND %
     NAME, ADDRESS AND     DURING PAST FIVE   DIRECTOR  OF TOTAL OUTSTANDING
   OFFICES WITH THE FUND     YEARS AND AGE     SINCE   AS OF DECEMBER 15, 1995
   ---------------------   ----------------   -------- -----------------------
 HARMON E. BURNS*          Executive vice       1993             -0-
 777 Mariners Island Blvd.  president,
 San Mateo, California      secretary and
  DIRECTOR                  director of
                            Franklin
                            Resources,
                            Inc.; executive
                            vice president
                            and director of
                            Franklin
                            Templeton
                            Distributors,
                            Inc.; executive
                            vice president
                            of Franklin
                            Advisers, Inc.;
                            director of
                            Franklin
                            Templeton
                            Investor
                            Services, Inc.;
                            officer and/or
                            director, as
                            the case may
                            be, of other
                            subsidiaries of
                            Franklin
                            Resources, Inc.
                            Age 50.

 NOMINEE TO SERVE UNTIL
 1998 ANNUAL MEETING
 OF SHAREHOLDERS:

 CHARLES B. JOHNSON*       President and        1995             -0-
 777 Mariners Island Blvd.  director of
 San Mateo, California      Franklin
  DIRECTOR AND VICE         Resources,
   PRESIDENT                Inc.; chairman
                            of the board
                            and director of
                            Franklin
                            Advisers, Inc.
                            and Franklin
                            Templeton
                            Distributors,
                            Inc.; director
                            of General Host
                            Corporation
                            (nursery and
                            craft centers)
                            and Templeton
                            Global
                            Investors,
                            Inc.; officer
                            and director,
                            trustee or
                            managing
                            general
                            partner, as the
                            case may be, of
                            most other
                            subsidiaries of
                            Franklin
                            Resources, Inc.
                            Age 63.

DIRECTORS SERVING UNTIL
1997 ANNUAL MEETING
OF SHAREHOLDERS:

GORDON S. MACKLIN          Chairman of          1993            5,000(0.01%)
2812 Burning Tree Road      White River
Bethesda, Maryland          Corporation
 DIRECTOR                   (information
                            services);
                            director of
                            Fund America
                            Enterprises
                            Holdings Inc.,
                            Lockheed Martin
                            Corporation,
                            MCI
                            Communications
                            Corporation,
                            Fusion Systems
                            Corporation,
                            Infovest
                            Corporation,
                            and Medimmune,
                            Inc.; formerly
                            chairman of
                            Hambrecht and
                            Quist Group;
                            director of H&Q
                            Healthcare
                            Investors; and
                            president of
                            the National
                            Association of
                            Securities
                            Dealers, Inc.
                            Age 67.

BETTY P. KRAHMER           Director or          1993            1,239(**)
2201 Kentmere Parkway       trustee of
Wilmington, Delaware        various civic
 DIRECTOR                   associations;
                            former economic
                            analyst, U.S.
                            Government. Age
                            66.

                                                                SHARES OWNED
                           PRINCIPAL OCCUPATION              BENEFICIALLY AND %
    NAME, ADDRESS AND     DURING PAST FIVE YEARS  DIRECTOR  OF TOTAL OUTSTANDING
  OFFICES WITH THE FUND          AND AGE           SINCE   AS OF DECEMBER 15, 1995
  ---------------------   ----------------------  -------- -----------------------
 FRED R. MILLSAPS        Manager of personal        1993             557(**)
 2665 NE 37th Drive       investments (1978-
 Ft. Lauderdale, Florida  present); chairman and
  DIRECTOR                chief executive
                          officer of Landmark
                          Banking Corporation
                          (1969-1978); financial
                          vice president of
                          Florida Power and
                          Light (1965-1969);
                          vice president of The
                          Federal Reserve Bank
                          of Atlanta (1958-
                          1965); director of
                          various other business
                          and nonprofit
                          organizations. Age 66.

 NOMINEE TO SERVE UNTIL
 1997 ANNUAL MEETING
 OF SHAREHOLDERS:

 JOHN Wm. GALBRAITH      President of Galbraith     1995             -0-
 360 Central Avenue       Properties, Inc.
 St. Petersburg, Florida  (personal investment
  DIRECTOR                company); director of
                          Gulfwest Banks, Inc.
                          (bank holding company)
                          (1995-present) and
                          Mercantile Bank (1991-
                          present); vice
                          chairman of Templeton,
                          Galbraith & Hansberger
                          Ltd. (1986-1992); and
                          chairman of Templeton
                          Funds Management
                          (1974-1991). Age 74.

--------
 * Messrs. Johnson, Burns, and Brady are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940. Mr. Brady and Franklin Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. Mrs. Krahmer and Messrs. Clarke, Hines, Galbraith, Ashton, Fortunato, Macklin and Millsaps are not "interested persons" of the Fund.
** Less than 0.01%.

REMUNERATION OF DIRECTORS AND OFFICERS

  Each fund in the Templeton Family of Funds pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings, the amount of which is based on the level of assets in the fund. Accordingly, the Fund pays the independent Directors and Mr. Brady an annual retainer of $4,000 and a fee of $350 per meeting of the Board and its committees attended. Directors are reimbursed for any expenses incurred in attending meetings. The direct aggregate and total remuneration (including reimbursements of such expenses) paid to all Directors as a group for the fiscal year ended August 31, 1995, under the Director compensation arrangement then in effect was $74,500. TICI and its affiliates pay the salaries and expenses of the Fund's officers. No pension or retirement benefits are accrued as part of Fund expenses.

  The following table shows the total compensation paid to the independent Directors and Mr. Brady by the Fund and by all investment companies in the Franklin Templeton Group:

                                                   NUMBER OF FRANKLIN    TOTAL COMPENSATION FROM
                         AGGREGATE COMPENSATION  TEMPLETON FUND BOARDS    ALL FUNDS IN FRANKLIN
 NAME OF DIRECTOR            FROM THE FUND*     ON WHICH DIRECTOR SERVES    TEMPLETON GROUP**
 ----------------        ---------------------- ------------------------ -----------------------
Harris J. Ashton........         $5,050                    56                   $327,925
Nicholas F. Brady.......          5,050                    24                     98,225
F. Bruce Clarke.........          5,550                    20                     83,350
S. Joseph Fortunato.....          5,050                    58                    344,745
John Wm. Galbraith......          1,350                    23                     70,100
Andrew H. Hines, Jr.....          5,550                    24                    106,325
Betty P. Krahmer........          5,050                    24                     93,475
Gordon S. Macklin.......          5,050                    53                    321,525
Fred R. Millsaps........          5,550                    24                    104,325

--------
 *For the fiscal year ended August 31, 1995.
**For the calendar year ended December 31, 1995.

  Certain officers of the Fund are shareholders of Franklin Resources, Inc. and may be deemed to receive indirect remuneration by virtue of their participation in the management fees and other fees received from the Templeton Funds by TICI and its affiliates.

  There are no family relationships among any of the Directors or nominees for Directors.

  Under the securities laws of the United States, the Fund's Directors, its officers, and any persons holding more than ten percent of the Fund's Shares, as well as affiliated persons of the Investment Manager, are required to report their ownership of the Fund's Shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended August 31, 1995. All of these filing requirements were satisfied except the Initial Statement of Beneficial Ownership of Securities filed on behalf of the Investment Manager and certain of its affiliates, which were inadvertently filed late. In making these statements, the Fund has relied on the written representations of the persons affected and copies of the reports that they have filed with the Commission.

  The Fund has a standing Audit Committee consisting of Messrs. Millsaps, Clarke, Hines and Galbraith, all of whom are Directors and are not interested persons of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent public accountants, submits a recommendation to the Board of Directors as to the selection of independent public accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Board has established a Nominating and Compensation Committee consisting of Messrs. Macklin and Hines. The Nominating and Compensation Committee is responsible for the selection, nomination for appointment and election of candidates to serve as independent Directors of the Fund. The Nominating and Compensation Committee will review Shareholders' nominations to fill vacancies on the Board, if such nominations are in writing and addressed to the Committee at the Fund's headquarters. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  During the fiscal year ended August 31, 1995, there were four meetings of the Board of Directors, one meeting of the Audit Committee and three meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors throughout the period. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

  As of December 15, 1995, the Directors and officers of the Fund as a group owned 9,404 Shares or less than 1% of the Fund's outstanding Shares.

EXECUTIVE OFFICERS OF FUND

  Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The executive officers are:

       NAME, ADDRESS AND                  PRINCIPAL OCCUPATION
     OFFICES WITH THE FUND           DURING PAST FIVE YEARS AND AGE
     ---------------------           ------------------------------
 CHARLES B. JOHNSON..........  As shown under Proposal 1, "Election of
  777 Mariners Island Blvd.     Directors"
  San Mateo, CA
  Chairman since 1995
  and Vice president
  since 1993

 SAMUEL J. FORESTER, JR......  President of Templeton Global Bond
  500 East Broward Blvd.        Managers Division of TICI; president or
  Fort Lauderdale, FL           vice president of other Templeton Funds;
  President                     founder and partner of Forester, Hairston
  since 1993                    Investment Management (1989-1990);
                                managing director (Mid-East Region) of
                                Merrill Lynch, Pierce, Fenner & Smith
                                Inc. (1987-1988); advisor for Saudi
                                Arabian Monetary Agency (1982-1987). Age
                                47.

 MARK G. HOLOWESKO...........  President and director of Templeton Global
  Lyford Cay                    Advisors Limited; chief investment
  Nassau, Bahamas               officer of the global equity group for
  Vice president                Templeton Worldwide, Inc.; president or
  since 1993                    vice president of other Templeton Funds;
                                investment administrator with Roy West
                                Trust Corporation (Bahamas) Limited
                                (1984-1985) Age 35.

 MARTIN L. FLANAGAN..........  Senior vice president, treasurer, and
  777 Mariners Island Blvd.     chief financial officer of Franklin
  San Mateo, CA                 Resources, Inc.; director and executive
  Vice president                vice president of TICI; director,
  since 1993                    president and chief executive officer of
                                TGII; vice president of various Templeton
                                Funds; accountant with Arthur Andersen &
                                Company (1982-1983); member of the
                                International Society of Financial
                                Analysts and the American Institute of
                                Certified Public Accountants. Age 35.


       NAME, ADDRESS AND                  PRINCIPAL OCCUPATION
     OFFICES WITH THE FUND           DURING PAST FIVE YEARS AND AGE
     ---------------------           ------------------------------
 JOHN R. KAY.................  Vice president of the Templeton Funds;
  500 East Broward Blvd.        vice president and treasurer of TGII and
  Fort Lauderdale, FL           Templeton Worldwide, Inc.; assistant
  Vice president                vice president of Franklin Templeton
  since 1994                    Distributors, Inc.; former vice
                                president and controller of the Keystone
                                Group. Age 55.

 JAMES R. BAIO...............  Treasurer of the Templeton Funds; senior
  500 East Broward Blvd.        vice president of Templeton Worldwide,
  Fort Lauderdale, FL           Inc., TGII and Templeton Funds Trust
  Treasurer                     Company; senior tax manager of Ernst &
  since 1994                    Young (certified public accountants)
                                (1977-1989). Age 41.

 THOMAS M. MISTELE...........  Senior vice president of TGII; vice
  700 Central Avenue            president of Franklin Templeton
  St. Petersburg, FL            Distributors, Inc.; secretary of the
  Secretary                     Templeton Funds; attorney, Dechert Price
  since 1993                    & Rhoads (1985-1988) and Freehill,
                                Hollingdale & Page (1988); judicial
                                clerk, U.S. District Court (Eastern
                                District of Virginia) (1984-1985). Age
                                42.

                II. RATIFICATION OR REJECTION OF APPOINTMENT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, have been the independent public accountants for the Fund since its inception in September 1993, and have examined the Fund's financial statements for the fiscal year ended August 31, 1995, and in connection therewith have reported on the financial statements of the Fund and reviewed certain filings of the Fund with the Securities and Exchange Commission. At a meeting held on October 21, 1995, upon recommendation of the Audit Committee, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending August 31, 1996, subject to ratification by the Shareholders at the Annual Meeting.

  The Fund is advised that neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of McGladrey & Pullen, LLP are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The Board of Directors recommends that the Shareholders vote in favor of ratifying the selection of McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending August 31, 1996.

                              III. OTHER BUSINESS

  The Board of Directors knows of no other business to be presented at the Annual Meeting. If any additional matters should be properly presented, the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                  ADJOURNMENT

  In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting and Proxy Statement are not received by the time scheduled for the Annual Meeting, the persons named as proxies may move one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the Shares present at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those Shares which they are entitled to vote which voted in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals.

                                VOTES REQUIRED

  The presence in person or by proxy of the holders of a majority of the outstanding Shares is required to constitute a quorum at the Annual Meeting. The election of Directors, as set forth in Proposal I, will require the affirmative vote of the holders of a plurality of the Fund's Shares present at the meeting. Ratification of the selection of the independent public accountants, as set forth in Proposal II, will require the affirmative vote of the holders of a majority of the Fund's Shares present at the meeting.

  If the accompanying form of proxy is executed properly and returned, Shares represented by it will be voted at the meeting in accordance with the instructions on the proxy. However, if no instructions are specified, Shares will be voted in favor of the Directors named in Proposal I and in favor of Proposal II. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of "no" votes for purposes of obtaining approval of Proposal I and Proposal II.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                       By Order of the Board of Directors,

                                       Thomas M. Mistele, Secretary

January 9, 1996

                  TEMPLETON EMERGING MARKET INCOME FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 20, 1996
                              PLEASE VOTE PROMPTLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS M. MISTELE, JAMES R. BAIO and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place, and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Emerging Markets Income Fund, Inc. (the "Fund"), to be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Tuesday, February 20, 1996 at 10:00 a.m. EDT, and any adjournment thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN ITEM 1, AND IN FAVOR OF ITEM 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 3.



----------------------------------------------------  -----------, 1996
              SIGNATURE(S)                               DATE

PLEASE SIGN THIS PROXY AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF MORE THAN ONE OWNER IS REGISTERED AS SUCH, ALL MUST SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE.


(Continued on other side)



                              FOLD AND DETACH HERE

              Please mark boxes ____ or X in blue or black ink.
                                       ---
                                                         I plan to
                                                       attend meeting

                                                          _______


The Board of Directors Recommends a vote FOR items 1 and 3.

Item 1-Election of Directors

FOR all nominees      WITHHOLD     Nominees: Harris J. Ashton, S. Joseph
listed (except as     AUTHORITY    Fortunato, Nicholas F. Brady, John Wm.
marked below)       to vote for    Galbraith and Charles B. Johnson.
                    all nominees
                      listed
 --------            --------

                                   To withhold authority to vote for any
                                   individual nominee, write that
                                   nominee's names on the line below.


                                   --------------------------------------

Item 2-Ratification of the selection     Item 3-In their discretion, the
of McGladrey & Pullen, LLP, as           Proxyholders are authorized to
independent public accountants for       vote on any such other matters
the Fund for the fiscal year ending      which may legally come before the
August 31, 1996.                         Meeting and any adjournment
                                         thereof.

     FOR   AGAINST   ABSTAIN             FOR   AGAINST   ABSTAIN

     ___     ____    _______             ____   ____     _______



                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)
                              FOLD AND DETACH HERE